                                   Exhibit 24


                              Powers of Attorney.

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/ James H. Berick
                                         -------------------
                                         James H. Berick

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/Alan L. Ockene
                                         -----------------
                                         Alan L. Ockene

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/ Peggy Gordon Elliott
                                         ------------------------
                                         Dr. Peggy Gordon Elliott

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/Franz A. Loehr
                                         -----------------
                                         Franz A. Loehr

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/ Larry A. Kushkin
                                         --------------------
                                         Larry A. Kushkin

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                        /s/ Robert G. Wallace
                                        ---------------------
                                        Robert G. Wallace

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/ Gordon E. Heffern
                                         ---------------------
                                         Gordon E. Heffern

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/ Dr. Paul Craig Roberts
                                         --------------------------
                                         Dr. Paul Craig Roberts

                               POWER OF ATTORNEY



      The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 1995, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.


                                         /s/ Rene C. Rombouts
                                         --------------------
                                         Rene C. Rombouts